Allspring Managed Account

FUND
Allspring Managed Account CoreBuilder® Shares - Series SP	APSPX

Prospectus

February 1, 2026

The U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

Table of Contents

Fund Summary
CoreBuilder Shares - Series SP Summary............................................................................................	2
Details About the Fund
CoreBuilder Shares - Series SP...........................................................................................................	7
Description of Principal Investment Risks...........................................................................................	9
Additional Performance Information...................................................................................................	11
Portfolio Holdings Information............................................................................................................	11
Pricing Fund Shares............................................................................................................................	11
Management of the Fund
The Manager......................................................................................................................................	13
The Sub-Adviser and Portfolio Managers............................................................................................	14
Multi-Manager Arrangement...............................................................................................................	14
Account Information
Share Class Eligibility.........................................................................................................................	16
Share Class Features..........................................................................................................................	16
Compensation to Financial Professionals and Intermediaries.............................................................	16
Buying and Selling Fund Shares.........................................................................................................	16
Frequent Purchases and Redemptions of Fund Shares.......................................................................	16
Account Policies.................................................................................................................................	17
Distributions.......................................................................................................................................	17
Other Information
Taxes..................................................................................................................................................	18
Financial Highlights............................................................................................................................	19

CoreBuilder Shares - Series SP Summary

Investment Objective

The Fund seeks current income consistent with capital preservation.

Fees and Expenses

The Fund is a component of various “wrap-fee” programs sponsored by investment advisers and broker-dealers. Generally, no ordinary operating fees or expenses are charged to the Fund. However, participants in the wrap-fee programs eligible to invest in the Fund pay an asset-based fee to the sponsors of these programs, and the Fund’s investment manager receives compensation from the sponsors for its services. Please carefully read the brochure provided to you in connection with your participation in the wrap-fee program for important information about the fees charged to you by the sponsor.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.51%
Total Annual Fund Operating Expenses	0.51%
Fee Waivers	(0.51)%
Total Annual Fund Operating Expenses After Fee Waivers[1]	0.00%
1.	Allspring Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions and dividends on short sales), fees payable for services provided by the Fund’s securities lending agent, interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. The example includes contractual commitments to waive fees and reimburse expenses as indicated in the previous table. The example does not include the asset-based fee paid by shareholders to the sponsor of the wrap-fee program in which they participate. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ASSUMING YOU SOLD YOUR SHARES, YOU WOULD PAY:	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
	$0	$0	$0	$0

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 131% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest:

•	at least 80% of the Fund’s net assets in debt securities;

•	up to 60% of the Fund’s total assets in debt securities of foreign issuers, including emerging markets issuers, which may be denominated in any currency; and

•	up to 60% of the Fund’s total assets in below investment-grade debt securities.

We invest principally in debt securities, including corporate, mortgage- and asset-backed securities, bank loans, collateralized debt obligations, commercial paper, variable- and adjustable-rate securities, foreign sovereign debt, supranational agencies, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include debt securities of both domestic and foreign issuers. We may invest a significant portion of the Fund’s assets in mortgage-backed securities, including those issued by agencies and instrumentalities of the U.S. Government. We invest in both investment-grade and below investment-grade debt securities (often called “high yield” securities or “junk bonds”), including unrated securities.

We may invest in debt securities of foreign issuers, including emerging markets issuers, denominated in any currency. Emerging market countries generally are those countries defined as having an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The emerging market countries in which the Fund may invest currently include, but are not limited to, Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Uruguay. We may seek to add yield by having exposures to a variety of credits, mortgages, and higher yielding countries and currencies.

We may also invest in derivatives, such as futures, currency forwards, and credit default swap indices (“CDX”), for duration and yield curve management, to gain or hedge currency exposure, to control risk or to enhance return.

While we may purchase securities of any maturity, under normal circumstances, we expect the Fund’s dollar-weighted average effective maturity to be under five years. In addition, while we may purchase securities of any duration, under normal circumstances, we expect the Fund’s dollar-weighted average effective duration to be under five years. “Dollar-Weighted Average Effective Maturity” is a measure of the average time until the final payment of principal and interest is due on fixed income securities in the Fund’s portfolio. “Dollar-Weighted Average Effective Duration” is an aggregate measure of the sensitivity of a fund’s fixed income portfolio securities to changes in interest rates. As a general matter, the price of a fixed income security with a longer effective duration will fluctuate more in response to changes in interest rates than the price of a fixed income security with a shorter effective duration.

We employ a top-down macroeconomic outlook to determine the portfolio’s duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer’s general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors including an assessment of environmental, social and governance (ESG) factors that are deemed to have material business and/or financial risk. The ESG factors utilized in the fund’s investment process may change over time, some factors may not be relevant with respect to all issuers and may or may not be determinative in the security selection process. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

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Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of a bank or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.

High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default or of not returning principal and their values tend to be more volatile than higher-rated securities with similar maturities.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain derivative instruments may be difficult to sell when the portfolio manager believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.

Foreign Currency Contracts Risk. A Fund that enters into forwards or other foreign currency contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his or her judgment of future exchange rate changes.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. A Fund may be unable to sell loans at a desired time or price. The Fund may also not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value and become less liquid when defaults on the underlying mortgages or assets occur and may exhibit additional volatility in periods of rising interest rates. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. When interest rates decline or are low, the prepayment of mortgages or assets underlying such securities can reduce a Fund’s returns.

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New Fund Risk. The Fund is a new fund, with a limited or no operating history and a small asset base. There can be no assurance that the Fund will grow to or maintain a viable size. At lower asset levels, certain of the Fund’s expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset base. To the extent that the Fund does not grow to or maintain a viable size, it may be liquidated, and the expenses, timing and tax consequences of such liquidation may not be favorable to some shareholders.

Swaps Risk. Depending on their structure, swap agreements and options to enter into swap agreements (“swaptions”), both of which are types of derivatives, may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage-backed securities, corporate borrowing rates, or credit events or other reference points such as security prices or inflation rates.

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Performance shown does not reflect the impact of the asset-based fee paid by shareholders to the sponsor of the wrap-fee program in which they participate.

Calendar Year Total Returns for Allspring Managed Account CoreBuilder® Shares - Series SP as of 12/31 each year
Highest Quarter: September 30, 2025	+1.55%
Lowest Quarter: March 31, 2025	1.24%

Average Annual Total Returns for the periods ended 12/31/2025
	INCEPTION DATE OF SHARE CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
Class (before taxes)	12/9/2024	5.69%	-	5.65%
Class (after taxes on distributions)	12/9/2024	3.50%	-	3.43%
Class (after taxes on distributions and the sale of Fund Shares)	12/9/2024	3.34%	-	3.36%
Bloomberg U.S. 1-3 Year Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)		5.35%	-	5.05%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.30%	-	5.02%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

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Fund Management

MANAGER	SUB-ADVISER	PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Allspring Funds Management, LLC	Allspring Global Investments, LLC

Christopher Y. Kauffman, CFA, Portfolio Manager / 2024
Janet S. Rilling, CFA, CPA, Portfolio Manager / 2024
Michael J. Schueller, CFA, Portfolio Manager / 2024
Michal Stanczyk, Portfolio Manager / 2024
Noah Wise, CFA, Portfolio Manager / 2024

	Allspring Global Investments (UK) Limited	Sarah Harrison, Portfolio Manager / 2025

Purchase and Sale of Fund Shares

ELIGIBLE INVESTORS	INVESTMENT MINIMUMS	PURCHASE AND REDEMPTION PROCEDURES

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where Allspring Funds Management has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. The Fund intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption.

The Fund does not impose any minimum investment requirements. However, the separately managed accounts through which the Fund is offered typically impose minimum investment requirements.

Shares of the Fund may be purchased or redeemed only at the direction of Allspring Funds Management, in its capacity as investment adviser or sub-adviser to the applicable separately managed account, to the broker-dealer who executes trades for the account. Purchase and redemption orders are based on instructions received from the separately managed account sponsor and are processed at the NAV next calculated after the broker-dealer receives the order on behalf of the account.

Tax Information

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, subsequent withdrawals from such a tax-advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

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Details About the Fund

CoreBuilder Shares - Series SP

Investment Objective

The Fund seeks current income consistent with capital preservation.

The Fund’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

•	at least 80% of the Fund’s net assets in debt securities;

•	up to 60% of the Fund’s total assets in debt securities of foreign issuers, including emerging markets issuers, which may be denominated in any currency; and

•	up to 60% of the Fund’s total assets in below investment-grade debt securities.

We invest principally in debt securities, including corporate, mortgage- and asset-backed securities, bank loans, collateralized debt obligations, commercial paper, variable- and adjustable-rate securities, foreign sovereign debt, supranational agencies, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include debt securities of both domestic and foreign issuers. We may invest a significant portion of the Fund’s assets in mortgage-backed securities, including those issued by agencies and instrumentalities of the U.S. Government. We invest in both investment-grade and below investment-grade debt securities (often called “high yield” securities or “junk bonds”), including unrated securities.

We may invest in debt securities of foreign issuers, including emerging markets issuers, denominated in any currency. Emerging market countries generally are those countries defined as having an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The emerging market countries in which the Fund may invest currently include, but are not limited to, Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Uruguay. We may seek to add yield by having exposures to a variety of credits, mortgages, and higher yielding countries and currencies.

We may also invest in derivatives, such as futures, currency forwards, and credit default swap indices (“CDX”), for duration and yield curve management, to gain or hedge currency exposure, to control risk or to enhance return.

While we may purchase securities of any maturity, under normal circumstances, we expect the Fund’s dollar-weighted average effective maturity to be under five years. In addition, while we may purchase securities of any duration, under normal circumstances, we expect the Fund’s dollar-weighted average effective duration to be under five years. “Dollar-Weighted Average Effective Maturity” is a measure of the average time until the final payment of principal and interest is due on fixed income securities in the Fund’s portfolio. “Dollar-Weighted Average Effective Duration” is an aggregate measure of the sensitivity of a fund’s fixed income portfolio securities to changes in interest rates. As a general matter, the price of a fixed income security with a longer effective duration will fluctuate more in response to changes in interest rates than the price of a fixed income security with a shorter effective duration.

We employ a top-down macroeconomic outlook to determine the portfolio’s duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer’s general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors including an assessment of environmental, social and governance (ESG) factors that are deemed to have material business and/or financial risk. The ESG factors utilized in the fund’s investment process may change over time, some factors may not be relevant with respect to all issuers and may or may not be determinative in the security selection process. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

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We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During such periods, the Fund may not achieve its objective.

Principal Investment Risks

The Fund is primarily subject to the risks mentioned below.

• Market risk • Debt securities risk • High Yield Securities Risk • Foreign investment risk • Emerging Markets Risk • Derivatives risk • Foreign currency contracts risk	• Futures Contracts Risk • Loan risk • Management risk • Mortgage- and asset-backed securities risk • New Fund Risk • Swaps risk • U.S Government obligations risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.

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Description of Principal Investment Risks

Understanding the risks involved in fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The risks that are most likely to have a material effect on a particular Fund as a whole are called “principal risks.” The principal risks for the Fund have been previously identified and are described below (in alphabetical order). Additional information about the principal risks is included in the Statement of Additional Information.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. The credit quality of a debt security may deteriorate rapidly and cause significant deterioration in the Fund’s net asset value. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity Fund investments and an increase in Fund redemptions.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or reference rates, as well as the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or reference rates, and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are, therefore, more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Currency Contracts Risk. A Fund that enters into forwards or other foreign currency contracts, which are a type of derivative, is subject to the risk that the portfolio manager may be incorrect in his or her judgment of future exchange rate changes. The Fund’s gains from positions in foreign currency contracts may accelerate and/or lead to recharacterization of the Fund’s income or gains and its distributions to shareholders. The Fund’s losses from such positions may also lead to recharacterization of the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

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Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks, such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.

Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. To the extent a Fund takes into consideration sustainability and/or ESG characteristics when making investment decisions, it may forgo investments or make investments that differ from an otherwise similar investment strategy that does not take such considerations into account, although it should be noted that the Fund is not an ESG Fund and is not prohibited from purchasing or continuing to hold securities that do not meet specified sustainability or ESG criteria. The Fund does not purport to conduct sustainability- or ESG-related research on every security it considers for purchase. ESG data, including that from third-party data providers, may be incomplete, inaccurate or unavailable. As a result, there is a risk that a portfolio manager may incorrectly assess a security or issuer.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, inflation, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Defaults on the underlying mortgages or assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. When interest rates decline or are low, borrowers may pay off their mortgage or other debts sooner than expected, which can reduce the returns of a Fund. Funds that may enter into mortgage dollar roll transactions are subject to the risk that the market value of the securities that are required to be repurchased in the future may decline below the agreed upon repurchase price. They also involve the risk that the party to whom the securities are sold may become insolvent, limiting a Fund’s ability to repurchase securities at the agreed upon price.

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New Fund Risk. The Fund is a new fund, with a limited or no operating history and a small asset base. There can be no assurance that the Fund will grow to or maintain a viable size. Due to the Fund’s small asset base, certain of the Fund’s expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset base. To the extent that the Fund does not grow to or maintain a viable size, it may be liquidated, and the expenses, timing and tax consequences of such liquidation may not be favorable to some shareholders.

Swaps Risk. Depending on their structure, swap agreements and options to enter into swap agreements (“swaptions”), both of which are types of derivatives, may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage-backed securities, corporate borrowing rates, or credit events or other reference points such as security prices or inflation rates.

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations or its creditworthiness declines, the performance of a Fund that holds securities issued or guaranteed by the entity will be adversely impacted. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.

Additional Performance Information

The following table lists the Fund’s Regulatory and Strategy Benchmarks which are shown in the Average Annual Total Returns Table in the section entitled “Performance” in the Fund Summary. A Fund’s Regulatory Benchmark is a broad-based index that represents the overall securities markets relative to the Fund’s asset category while the Fund’s Strategy Benchmark is most closely aligned with the Fund’s investment universe based on its investment strategy. In some instances, a Fund’s Regulatory and Strategy Benchmarks may be the same and, in some instances, a Fund may have more than one Regulatory Benchmark. In addition, the Average Annual Total Returns Table for a Fund may also show performance for certain secondary strategy benchmarks which are not included in the table below.

FUND	REGULATORY BENCHMARK	STRATEGY BENCHMARK
CoreBuilder® Shares – Series SP	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. 1-3 Year Government/Credit Bond Index

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information.

Pricing Fund Shares

The Fund’s net asset value (“NAV”) is the value of a single share. The NAV is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open, although the Fund may deviate from this calculation time under unusual or unexpected circumstances. To calculate the NAV of the Fund’s shares, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption request is processed is based on the next NAV calculated after the request is received in good order. Generally, NAV is not calculated, and purchase and redemption requests are not processed, on days that the NYSE is closed for trading; however, under unusual or unexpected circumstances, the Fund may elect to remain open even on days that the NYSE is closed or closes early. To the extent that the Fund’s assets are traded in various markets on days when the Fund is closed, the value of the Fund’s assets may be affected on days when you are unable to buy or sell Fund shares. Conversely, trading in some of the Fund’s assets may not occur on days when the Fund is open.

With respect to the Fund’s assets invested directly in securities, the Fund’s investments are generally valued at current market prices. Equity securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price). Equity securities that are not traded primarily on an exchange are generally valued at the quoted bid price obtained from a broker-dealer.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer. Generally, trading in non-U.S. securities is

Allspring Managed Account11

substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.

With respect to any portion of the Fund’s assets that may be invested in other investment companies, the value of the Fund’s shares is based on the NAV of the shares of the other investment companies in which the Fund invests. The valuation methods used by investment companies in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent the Fund invests a portion of its assets in non-registered investment vehicles, the Fund’s interests in the non-registered vehicles are fair valued at NAV.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the quoted bid price of a security, including a security that trades primarily on a foreign exchange, does not accurately reflect its current market value as of the time the Fund calculates its NAV. The closing price or the quoted bid price of a security may not reflect its current market value if, among other things, a significant event occurs after the closing price or quoted bid price are made available, but before the time as of which the Fund calculates its NAV, that materially affects the value of the security. We may use various criteria, including a systemic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations or evaluated prices from a pricing service or broker-dealer are not readily available.

The fair value of the Fund’s securities and other assets is determined in good faith pursuant to policies and procedures adopted by the Fund’s Board of Trustees. Pursuant to such policies and procedures, the Board has appointed the Manager as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Manager has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. In light of the judgment involved in making fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security at the time as of which fair value pricing is determined. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or quoted bid price. See the Statement of Additional Information for additional details regarding the determination of NAVs.

12Allspring Managed Account

Management of the Fund

The Manager

Allspring Funds Management, LLC (“Allspring Funds Management”), headquartered at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203, provides advisory and Fund-level administrative services to the Fund pursuant to an investment management agreement (the “Management Agreement”). Allspring Funds Management is a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. Allspring Funds Management is a registered investment adviser that provides advisory services for a family of U.S. registered mutual funds, closed-end funds, and exchange-traded funds and several managed account programs.

Allspring Funds Management is responsible for implementing the investment objectives and strategies of the Fund. Allspring Funds Management’s investment professionals review and analyze the Fund’s performance, including relative to peer funds, and monitor the Fund’s compliance with its investment objectives and strategies. Allspring Funds Management is responsible for reporting to the Board on investment performance and other matters affecting the Fund. When appropriate, Allspring Funds Management recommends to the Board enhancements to Fund features, including changes to Fund investment objectives, strategies and policies. Allspring Funds Management also communicates with shareholders and intermediaries about Fund performance and features.

Allspring Funds Management is also responsible for providing Fund-level administrative services to the Fund, which include, among others, providing such services in connection with the Fund’s operations; developing and implementing procedures for monitoring compliance with regulatory requirements and compliance with the Fund’s investment objectives, policies and restrictions; and providing any other Fund-level administrative services reasonably necessary for the operation of the Fund, other than those services that are provided by the Fund’s transfer and dividend disbursing agent, custodian, and fund accountant.

To assist Allspring Funds Management in implementing the investment objectives and strategies of the Fund, Allspring Funds Management may contract with one or more sub-advisers to provide day-to-day portfolio management services to the Fund. Allspring Funds Management employs a team of investment professionals who identify and recommend the initial hiring of any sub-adviser and oversee and monitor the activities of any sub-adviser on an ongoing basis. Allspring Funds Management retains overall responsibility for the investment activities of the Fund.

A discussion regarding the basis for the Board’s approval of the Management Agreement and any applicable sub-advisory agreements for the Fund will be available in the Fund’s Form N-CSR filing immediately following the initial renewal of such agreements.

As compensation for its services under the Management Agreement, Allspring Funds Management is entitled to receive a monthly fee at the annual rates indicated below based on the Fund’s average daily net assets:

Management Fees Paid
AS A % OF AVERAGE DAILY NET ASSETS
CoreBuilder Shares - Series SP	0.00%
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The Sub-Advisers and Portfolio Managers

The following sub-adviser and portfolio managers provide day-to-day portfolio management services to the Fund. These services include making purchases and sales of securities and other investment assets for the Fund, selecting broker-dealers, negotiating brokerage commission rates and maintaining portfolio transaction records. The sub-adviser is compensated for its services by Allspring Funds Management from the fees Allspring Funds Management receives from sponsors of the wrap-fee programs. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Allspring Global Investments, LLC (“Allspring Investments”), is a registered investment adviser located at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Allspring Investments, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including investment companies.

Christopher Y. Kauffman, CFA	Mr. Kauffman joined Allspring Investments or one of its affiliate firms in 2003, where he currently serves as a Senior Portfolio Manager for the Plus Fixed Income team.
Janet S. Rilling, CFA, CPA	Ms. Rilling joined Allspring Investments or one of its predecessor firms in 1995, where she currently serves as a Senior Portfolio Manager and head of the Plus Fixed Income team.
Michael J. Schueller, CFA	Mr. Schueller joined Allspring Investments or one of its predecessor firms in 2000, where he currently serves as a Senior Portfolio Manager for the Plus Fixed Income team.
Michal Stanczyk	Mr. Stanczyk joined Allspring Investments or one of its predecessor firms in 2007, where he currently serves as a Portfolio Manager for the Plus Fixed Income team.
Noah Wise, CFA	Mr. Wise joined Allspring Investments or one of its predecessor firms in 2008, where he currently serves as a Senior Portfolio Manager for the Plus Fixed Income team.

Allspring Global Investments (UK) Limited (“Allspring (UK)”), is a registered investment adviser located at 30 Cannon Street, Third Floor, London, EC4M 6XH. Allspring (UK), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, provides investment advisory services to banking or thrift institutions, investment companies, pension and profit sharing plans, corporations, and state or municipal government entities.

Sarah Harrison

Ms. Harrison joined Allspring (UK) or one of its predecessors firms in 2022, where she currently serves as a portfolio manager within the Plus Fixed Income team. Prior to joining Allspring (UK), Ms. Harrison was a credit portfolio manager at Morgan Stanley, serving as the lead on European high yield strategies and as a co-portfolio manager on global high yield strategies.

Multi-Manager Arrangement

The Fund and Allspring Funds Management have obtained an exemptive order from the SEC that permits Allspring Funds Management, subject to Board approval, to select certain sub-advisers and enter into or amend sub-advisory agreements with them without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with Allspring Funds Management or the Fund, as well as sub-advisers that are wholly-owned subsidiaries of Allspring Funds Management or of a company that wholly owns Allspring Funds Management. In addition, the SEC staff, pursuant to no-action relief, has extended multi-manager relief to any affiliated sub-adviser, such as affiliated sub-advisers that are not wholly-owned subsidiaries of Allspring Funds Management or of a company that wholly owns Allspring Funds Management, provided certain conditions are satisfied (all such sub-advisers covered by the order or relief, “Multi-Manager Sub-Advisers”).

As such, Allspring Funds Management, with Board approval, may hire or replace Multi-Manager Sub-Advisers for each Fund that is eligible to rely on the order or relief. Allspring Funds Management, subject to Board oversight, has the responsibility to oversee Multi-Manager Sub-Advisers and to recommend their hiring, termination and replacement. If a new sub-adviser is hired for a Fund pursuant to the order or relief, the Fund is required to notify shareholders within 90 days. The Fund is not required to disclose the individual fees that Allspring Funds Management pays to a Multi-Manager

14Allspring Managed Account

Sub-Adviser.

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Account Information

Share Class Eligibility

Developed exclusively as an investment option within the separately managed accounts advised or subadvised by Allspring Funds Management, the Fund is a special purpose fund intended to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund is intended to help enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients that have entered into an agreement with Allspring Funds Management either directly or through a separately managed account sponsor (typically a registered investment adviser or broker-dealer) to have Allspring Funds Management serve as investment adviser or sub-adviser to the account. We intend to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption.

The information in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to any law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

Share Class Features

The table below summarizes the key features of the share class offered through this Prospectus.

Front-End Sales Charge	None
Contingent Deferred Sales Charge (“CDSC”)	None
Ongoing Distribution (“12b-1”) Fees	None

Compensation to Financial Professionals and Intermediaries

No compensation is paid to intermediaries from Fund assets on sales of CoreBuilder® shares. CoreBuilder® shares do not carry sales commissions or pay Rule 12b-1 fees.

Buying and Selling Fund Shares

Shares of the Fund may be purchased or redeemed only at the direction of Allspring Funds Management, in its capacity as investment adviser or sub-adviser to the applicable separately managed account, to the broker-dealer who executes trades for the account. Purchase and redemption requests are based on instructions received by Allspring Funds Management from a separately managed account sponsor. Such requests are processed at the NAV next calculated after the broker-dealer who executes trades for the account receives the instructions on behalf of the account.

The Fund does not impose any minimum investment requirements. However, the separately managed accounts through which the Fund is offered typically impose minimum investment requirements.

Frequent Purchases and Redemptions of Fund Shares

Because the Fund is designed to be a component of a separately managed account that also invests in individual securities and other investments, the Fund’s shares may be purchased and redeemed on a frequent basis for rebalancing purposes, to invest new monies, or to accommodate reductions in account size. Furthermore, because all purchase and redemption orders are initiated by Allspring Funds Management, separately managed account clients are not in a position to effect purchase or redemption orders and are, therefore, unable to directly trade in shares of the Fund. Accordingly, the Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of the Fund’s shares.

16Allspring Managed Account

The Fund is not designed to serve as a vehicle for frequent trading. Allspring Funds Management reserves the right to satisfy purchase and redemption orders exclusively through the purchase and sale of individual securities in an account if it determines that such account is attempting to use the Fund as a vehicle for market timing.

Account Policies

Advance Notice of Large Transactions. We strongly urge you to make all purchases and redemptions of Fund shares as early in the day as possible and to notify us or your intermediary at least one day in advance of transactions in Fund shares in excess of $1 million. This will help us manage the Funds most effectively. When you give this advance notice, please provide your name and account number.

Distributions

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income (interest and dividends, less expenses) and realized net capital gains (realized whenever the Fund sells securities for higher prices than it paid for them), if any, at the frequency described below. Please note that to the extent a Fund sells securities to meet redemption requests from Fund shareholders, including redemption requests related to share class conversions or exchanges, such sales may result in increased capital gains distributions to other Fund shareholders who remain invested in the Fund.

The Fund generally declares distributions of any net investment income monthly, and pays such distributions monthly. The amount distributed in any given period may be less than the amount earned in that period or more than the amount earned in that period if it includes amounts earned in a previous period but retained for later distribution. The Fund generally makes distribution of any realized net capital gain annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

The Fund’s net investment income and net capital gains distributions will be paid only in cash and will not be reinvested in additional Fund shares.

Allspring Managed Account17

Other Information

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

The Fund elected to be treated, and intends to qualify each year, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended. A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gains, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gains, if any, generally will be taxable to you as long-term capital gains. If you are an individual and meet certain holding period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on qualified dividend income, if any, distributed by the Fund.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

Individual taxpayers are subject to a maximum tax rate of 37% on ordinary income and a maximum tax rate on long-term capital gains and qualified dividends of 20%. For U.S. individuals with income exceeding certain threshold amounts, a 3.8% Medicare contribution tax will apply on “net investment income,” including interest, dividends, and capital gains. Corporations are subject to tax on all income and gains at a tax rate of 21%. However, a RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, a subsequent distribution to you may, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

When you receive a distribution from a Fund or redeem shares, you may be subject to backup withholding.

If you invest in the Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account. Distributions taken from retirement plan accounts generally are taxable as ordinary income. For special rules concerning tax-deferred retirement accounts, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you and to obtain further information, consult your tax advisor. Please see the Statement of Additional Information for additional federal income tax information.

18Allspring Managed Account

Financial Highlights

The following table is intended to help you understand a Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information in the following table has been derived from the Fund’s financial statement which has been audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statement, is included in the Fund’s filing on Form N-CSR, a copy of which is available upon request.

Year ended September 30
2025[1]
Net asset value, beginning of period	$20.00
Net investment income	0.85 [2]
Net realized and unrealized gains (losses) on investments	0.06
Total from investment operations	0.91
Distributions to shareholders from
Net investment income	(0.79)
Net asset value, end of period	$20.12
Total return[3]	4.62%
Ratios to average net assets (annualized)
Gross expenses	0.51%
Net expenses	0.00% [4]
Net investment income	5.27%
Supplemental data
Portfolio turnover rate	131%
Net assets, end of period (000s omitted)	$26,840
1	For the period from December 10, 2024 (commencement of operations) to September 30, 2025
2	Calculated based upon average shares outstanding
3	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
4	The manager has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
Allspring Managed Account19

Notes

20Allspring Managed Account

Notes

Allspring Managed Account21

Notes

22Allspring Managed Account

FOR MORE INFORMATION

More information on a Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports and Long Form Financial Statements
Additional information about a Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in the annual and semi-annual long form financial statements filed on Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain copies of the above documents or for more information about Allspring CoreBuilder Shares contact us:

By telephone:
888-877-9275

You may also contact the financial intermediary, broker-dealer or bank, through whom you purchased Fund shares.

From the SEC:
Visit the SEC’s Public Reference Room in Washington,
DC (phone 1-202-551-8090 for operational
information for the SEC’s Public Reference Room) or
the SEC’s Web site at sec.gov.

To obtain information for a fee, write or email:
SEC’s Public Reference Section
100 “F” Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

The Fund is distributed by Allspring Funds Distributor, LLC, a member of FINRA/SIPC. Securities Investor Protection Corporation (“SIPC”) information and brochure are available at SIPC.org or by calling SIPC at (202) 371-8300.

© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.	PRO4906 02-26 ICA Reg. No. 811-09253